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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): February 27, 2004


                         Morgan Stanley Capital I Inc.
                  Morgan Stanley Mortgage Loan Trust 2004-2AR
                 Mortgage-Backed Certificates, Series 2004-2AR


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-104283              13-3291626
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                             10036
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  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      296-7000
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Item 5.  Other Events.
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     On February 27, 2004, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Morgan Stanley Mortgage Capital I Inc., as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and HSBC Bank USA, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-2AR. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of February 1, 2004, by and among the Company, Seller, Master Servicer and the Trustee.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.



                                       By: /s/ Steven Shapiro
                                           -----------------------------------
                                           Steven Shapiro
                                           Executive Director



Dated:  May 26, 2004



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                                 Exhibit Index
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Exhibit                                                                  Page
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99.1.      Pooling and Servicing Agreement,
           dated as of February 1, 2004, by
           and among, the Company, Seller,
           Master Servicer and the Trustee.                               6



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